SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):     February 22, 2006 (February 22, 2006)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:     (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 PRESS RELEASE DATED FEBRUARY 22, 2006

Item 2.02 Results of Operations and Financial Condition.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.
     On February 22, 2006, Verso Technologies, Inc. (“Verso”) issued a press release announcing its fourth quarter 2005 results. A copy of that press release is attached as Exhibit 99.1 to this Current Report.
     Exhibit 99.1 to this Current Report contains Verso’s calculations regarding EBITDA from continuing operations (defined as net loss before interest, income taxes, depreciation and amortization) and EBITDA from continuing operations excluding restructuring costs, which are “non-GAAP financial measures” as defined in Item 10 of Regulation S-K. Exhibit 99.1 also contains a quantitative reconciliation of EBITDA from continuing operations and EBITDA from continuing operations excluding reorganization costs to net loss, the measure which Verso believes is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States (“GAAP”).
     Verso believes that the presentations of EBITDA from continuing operations and EBITDA from continuing operations excluding reorganization costs provide useful information to investors regarding Verso’s financial condition and results of operations because they provide a good measure of Verso’s performance in that they represent the amount realized from revenue after all operating expenses. In calculating EBITDA from continuing operations and EBITDA from continuing operations excluding reorganization costs, Verso excludes from net income various non-cash and cash charges principally related to acquisitions, restructuring activities and financing transactions. Verso uses EBITDA from continuing operations and EBITDA from continuing operations excluding reorganization costs to provide an indication of Verso’s baseline performance before gains, losses or other charges that are considered by management to be outside of Verso’s core operating results. Management uses EBITDA from continuing operations and EBITDA from continuing operations excluding reorganization costs to evaluate Verso’s historical and prospective financial performance in the ordinary course of business. Verso believes that providing EBITDA from continuing operations and EBITDA from continuing operations excluding reorganization costs to investors, in addition to the most directly comparable GAAP presentation, allows investors to better evaluate Verso’s progress and financial results over time and to compare Verso’s results with the results of Verso’s competitors.
Item 9.01 Financial Statements and Exhibits.
(a) – (b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)	Exhibits.

99.1	Press release dated February 22, 2006.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
and Executive Vice President
Dated: February 22, 2006

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EXHIBIT INDEX
99.1	Press Release dated February 22, 2006.